Barclays High Yield Bond and Syndicated Loan Conference March 26, 2012 Exhibit 99.1

CNO Financial Group 2

CNO Financial Group 3 Forward-Looking Statements Cautionary Statement Regarding Forward-Looking Statements. Our statements, trend analyses and other information contained in these materials relative to markets for CNO Financial’s products and trends in CNO Financial’s operations or financial results, as well as other statements, contain forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by the use of terms such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “project,” “intend,” “may,” “will,” “would,” “contemplate,” “possible,” “attempt,” “seek,” “should,” “could,” “goal,” “target,” “on track,” “comfortable with,” “optimistic” and similar words, although some forward-looking statements are expressed differently. You should consider statements that contain these words carefully because they describe our expectations, plans, strategies and goals and our beliefs concerning future business conditions, our results of operations, financial position, and our business outlook or they state other ‘‘forward-looking’’ information based on currently available information. Assumptions and other important factors that could cause our actual results to differ materially from those anticipated in our forward-looking statements include, among other things: (i) changes in or sustained low interest rates causing a reduction in investment income, the margins of our fixed annuity and life insurance businesses, and sales of, and demand for, our products; (ii) general economic, market and political conditions, including the performance and fluctuations of the financial markets which may affect the value of our investments as well as our ability to raise capital or refinance existing indebtedness and the cost of doing so; (iii) the ultimate outcome of lawsuits filed against us and other legal and regulatory proceedings to which we are subject; (iv) our ability to make changes to certain non- guaranteed elements of our life insurance products; (v) our ability to obtain adequate and timely rate increases on our health products, including our long-term care business; (vi) the receipt of any required regulatory approvals for dividend and surplus debenture interest payments from our insurance subsidiaries; (vii) mortality, morbidity, the increased cost and usage of health care services, persistency, the adequacy of our previous reserve estimates and other factors which may affect the profitability of our insurance products; (viii) changes in our assumptions related to deferred acquisition costs or the present value of future profits; (ix) the recoverability of our deferred tax assets and the effect of potential ownership changes and tax rate changes on their value; (x) our assumption that the positions we take on our tax return filings, including our position that our 7.0% convertible senior debentures due 2016 will not be treated as stock for purposes of Section 382 of the Internal Revenue Code of 1986, as amended, and will not trigger an ownership change, will not be successfully challenged by the Internal Revenue Service; (xi) changes in accounting principles and the interpretation thereof (including changes in principles related to accounting for deferred acquisition costs); (xii) our ability to continue to satisfy the financial ratio and balance requirements and other covenants of our debt agreements; (xiii) our ability to achieve anticipated expense reductions and levels of operational efficiencies including improvements in claims adjudication and continued automation and rationalization of operating systems, (xiv) performance and valuation of our investments, including the impact of realized losses (including other-than-temporary impairment charges); (xv) our ability to identify products and markets in which we can compete effectively against competitors with greater market share, higher ratings, greater financial resources and stronger brand recognition; (xvi) our ability to generate sufficient liquidity to meet our debt service obligations and other cash needs; (xvii) our ability to maintain effective controls over financial reporting; (xviii) our ability to continue to recruit and retain productive agents and distribution partners and customer response to new products, distribution channels and marketing initiatives; (xix) our ability to achieve eventual upgrades of the financial strength ratings of CNO Financial and our insurance company subsidiaries as well as the impact of our ratings on our business, our ability to access capital and the cost of capital; (xx) the risk factors or uncertainties listed from time to time in our filings with the Securities and Exchange Commission; (xxi) regulatory changes or actions, including those relating to regulation of the financial affairs of our insurance companies, such as the payment of dividends and surplus debenture interest to us, regulation of the sale, underwriting and pricing of products, and health care regulation affecting health insurance products; and (xxii) changes in the Federal income tax laws and regulations which may affect or eliminate the relative tax advantages of some of our products or affect the value of our deferred tax assets. Other factors and assumptions not identified above are also relevant to the forward-looking statements, and if they prove incorrect, could also cause actual results to differ materially from those projected. All forward-looking statements are expressly qualified in their entirety by the foregoing cautionary statements. Our forward-looking statements speak only as of the date made. We assume no obligation to update or to publicly announce the results of any revisions to any of the forward- looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

CNO Financial Group 4 Non-GAAP Measures This presentation contains financial measures that differ from the comparable measures under Generally Accepted Accounting Principles (GAAP). Reconciliations between these non-GAAP measures and the comparable GAAP measures are included in the Appendix. While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered substitutes for the most directly comparable GAAP measures. Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investors – SEC Filings” section of CNO’s website, www.CNOinc.com.

CNO Financial Group 5 CNO Fundamentals Well positioned in the market Track record of strong execution Building core value drivers Well capitalized and generating significant excess capital Strong risk management

CNO Financial Group 6 • Fixed and Fixed-Index Life and Annuity Products • Long-Term Care • Medicare Supplement • Whole and Universal life products • Final expense • Supplemental Health CNO can access consumers across multiple channels • With an Agent (Retail) • Bankers Career Force • Washington National • PMA (CNO-owned) • Independents • Without an Agent (Direct) • Colonial Penn • At Work (Worksite Marketing) • PMA Worksite Division • Washington National - Independents • Rising medical costs • Decline of societal safety nets (government and employer) • Increased longevity • Greater awareness of need for retirement planning CNO has expertise across important middle-market products Strong trends are driving middle-market consumers CNO: The right products and the right channels for today’s middle-market consumer

Few competitors in our target space

Relative company size based on total admitted assets as of 12/31/10


More Affluent
Less Affluent
Customers
Protection Product
Products
Asset Accumulation
SFG
Mass Mutual
LNC
PNX
NM
MET
KCLI
HIG
ManuLife
GAFRI
AIG
NYL
DFG
PRU
Guardian
PFG
PL
SYA
UNM
GNW
Mut. Of Omaha
AEL
Aviva USA
PLFE
WNIC
BLC
AFL
CNO
Gerber Life
TMK
PRI
CPL

CNO Financial Group 7

CNO Financial Group 8 CNO – Track Record of Strong Execution Q4 2008 Separation of Closed Block LTC business Q4 2006 VNB introduced 2007/2008 CIG sales & marketing rightsizing - $6 million annual expense reduction 2008 Excess Chicago space vacated - $5 million annual expense save Q4 2007 Recapture of Colonial Penn Life Block Q3 2007 Sale of $3 billion annuity block Q3 2007 Completed consolidation of shared services in Carmel, Sale of excess space in Carmel Q1 2009 Renegotiated credit facility to loosen covenants Q1 2007 Expanded Annual Incentive Plan participation; increased weight on shareholder value Q3 2009 Reinsurance of CIG Life policies to Wilton Re Q4 2010 Refinanced $650 million of debt Q4 2009 Reinsurance of Bankers Life policies to Wilton Re Q4 2009 Refinanced convertible debentures putable in Sept 2010; issued new equity; paid down Sr. Credit Facility Q4 2009 Renegotiated Senior Credit Facility to loosen covenants Q4 2009 Achieved RBC in excess of 300% Q1 2011 Pre-paid $50 million on Senior Credit Facility Q2 2011 Amended Senior Credit Facility to allow for more flexibility & reduced rate 125bps Q2 2011 Began buying back stock under repurchase plan (and making commensurate prepayments on the Senior Credit Facility) Q3 2011 Emergence from 3 year cumulative loss

CNO Financial Group 9 $11,478.0 $12,106.9 $12,765.2 $2,894.9 $2,676.8 $2,637.6 $698.0 $704.0 $693.6 Growth in the CNO Franchise ($ millions) $16,106.8 Average liabilities on core business segments are increasing, while OCB is shrinking $15,066.5 $15,481.7 $5,799.2 $5,511.5 $5,286.1 2009 2010 2011

CNO Financial Group 10 Pre/After Tax GAAP Operating Income CNO ($ millions) $164.6 $181.9 $216.0 $87.7 $99.7 $127.1 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 2009 2010 2011 Net Operating Income Tax Expense on Operating Income $252.3 $343.1 $281.6

CNO Financial Group 11 $128.2 $137.7 $209.0 $180.5 $154.1 $128.2 $137.7 $209.0 $81.0 $81.0 $346.7 $209.2 Statutory Earnings Power Inflows to Holding Co Statutory Earnings Power Inflows to Holding Co Fees and Interest to Holding Company Net Dividends to Holding Company Net Gain From Operations Retained in Insurance Companies ($ millions) 2010 2011 Statutory Earnings Power and Cash Generation ** Amount is net of $26mm contribution to life companies accrued in 2011 CNO ** Observations:  Statutory earnings increased 39% to $363 million  Business mix and in-force management drives attractive statutory earnings profile  Earnings retained in support of capital ratios and business growth * Dividends net of capital contributions *

CNO Financial Group 12 $209.2 $346.7 $145.5$139.1 2010 2011 Corporate Liquidity Trend Recurring Sources and Uses Including Dividends and Scheduled Debt Payments ($ in millions) Recurring Sources Net Dividends Recurring Uses** Scheduled Debt Payments Made*** $128.2 $114.1 $137.7 $90.5 $209.0 * Amount is net of $26mm contribution to life companies accrued in 2011 ** Includes corporate expenses and interest payments *** Excludes impact of capital transactions $25.0 $55.0 CNO * $81.0 Observations:  Free cash flow after recurring uses increased by $100 million  Steady improvement on interest coverage reaching 5x in 2011  Discretionary capital deployment of $160 million during 2011

CNO Financial Group 13 4Q11 358% 3Q11 359% 2Q11 351% 1Q11 341% 4Q10 332% 4Q10 $161.1 1Q11 $169.0 2Q11 $234.0 3Q11 $168.9 4Q11 $202.8 Excess Capital Consolidated RBC Ratio Liquidity ($ millions) Approximately $37 million in excess of management target $102.8 million in excess of management target 350%* Management Target = $100 Approximately $140 million total excess capital as of 12/31/11 CNO Management Target = 300% * During 3Q11, management increased the RBC target from 300% to 350%

CNO Financial Group 14 Excess Capital Utilization Opportunities  Share Buybacks  Debt Prepayments  Investing in Business for Additional Growth – Growth and expansion of distribution channels – Recapture reinsurance blocks Common Stock Dividend

Long Term Care

Proactive management of risk and profitability resulting in continued stability in our LTC business…

- Bankers business model utilizing exclusive distribution, and a focus on middle income 65+ target market dictates the sale of a lower risk profile set of individually underwritten products
  - No group business
- Ongoing product pricing and re-pricing to improve risk/return profile
- Liability durations, while long, can be, and are matched with investments
  - Extended asset durations at the beginning of 2010 hedging risk of reinvesting at sustained low interest rate
- Risk profile of LTC block declining
  - Less than 5% of in force policies contain lifetime benefit options
  - Almost 50% of current new sales are short term care (STC) policies with different risk profile than LTC
- Diversified sales mix with LTC sales, excluding STC, representing 6% of total NAP for Bankers in 2011



LTC (LTC and HHC) and STC Sales Mix
81%
19%
71%
29%
67%
33%
64%
36%
59%
41%
52%
48%
2006
2007
2008
2009
2010
2011
STC (Short Term Care)
LTC (Long Term Care and Home Health Care)

CNO Financial Group

15

CNO Financial Group 16 CNO Value Proposition Competitive Advantage  Exclusive, growing distribution  Target market focus, with growth as Baby Boomers turn 65  Sustainable with barriers to entry Products  Diversified product suite focused on protection needs  Actively managed inforce block  Focus on products with attractive returns and less impacted by capital markets volatility Value Drivers Well Positioned in Market Well Capitalized Risk Management Profitability  4Q2011 marks the twelfth consecutive quarter of GAAP net income  2011 GAAP net operating earnings of $216.0 million, up 19% over 2010  Growth in actively marketed segments Growth  Above average growth potential; expected sales growth of 8-12% annually – Percentage of the population 65 years old and older projected to increase by 50% in twenty years – On average, over 10,000 Americans will turn 65 each day through 2030  Broad product suite tailored to CNO’s target market Capital Generation  2011 Statutory net operating earnings of $363.1 million, up 39% over 2010  Excess capital generation of $75-$200 million annually Credit Profile at 12/31/2011  $202.8 million in capital at the Holding Company, compared to $59.0 million at 12/31/2008  RBC of 358% versus 255% at 12/31/2008  Debt to capital at 17.1%, down from 28.2% at 12/31/2008

Questions and Answers

Appendix

CNO Financial Group 19 The following provides additional information regarding certain non-GAAP measures used in this presentation. A non-GAAP measure is a numerical measure of a company’s performance, financial position, or cash flows that excludes or includes amounts that are normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered as substitutes for the most directly comparable GAAP measures. Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investor – SEC Filings” section of our website, www.CNOinc.com. Operating earnings measures Management believes that an analysis of net income applicable to common stock before loss on extinguishment or modification of debt, net realized gains or losses, fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities and increases or decreases to our valuation allowance for deferred tax assets (“net operating income,” a non-GAAP financial measure) is important to evaluate the performance of the Company and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because these items are unrelated to the Company’s continuing operations. Information Related to Certain Non-GAAP Financial Measures

CNO Financial Group 20 Information Related to Certain Non-GAAP Financial Measures A reconciliation of earnings before net realized investment gains (losses), fair value changes in embedded derivatives, corporate interest, loss on extinguishment of debt and taxes (“EBIT”) to net income is as follows (dollars in millions): Year Ended December 31, 2011 Bankers Life 327.2$ Washington National 99.2 Colonial Penn 27.3 Other CNO Business 13.4 EBIT from business segments 467.1 Corporate operations, excluding interest expense (47.7) Total EBIT 419.4 Corporate interest expense (76.3) 343.1 Tax expense on period income 127.1 Net operating income 216.0 Net realized investment gains 35.5 Fair value changes in embedded derivative liabilities (9.8) Loss on extinguishment of debt, net of income taxes (2.2) Net income before valuation allowance for deferred tax assets 239.5 Decrease in valuation allowance for deferred tax assets 143.0 Net income 382.5$ Income before net realized investment gains (losses), fair value changes in embedded derivative liabilities and taxes

CNO Financial Group 21 Information Related to Certain Non-GAAP Financial Measures A reconciliation of the debt to capital ratio to debt to capital, as defined in our Senior Secured Agreement is as follows (dollars in millions) Debt to capital ratio, excluding accumulated other comprehensive income (loss) This non-GAAP financial measure differs from the debt to capital ratio because accumulated other comprehensive (income) loss has been excluded from the value of capital used to determine this measure. In addition, debt is defined as par value plus accrued interest and certain other items. Management believes this non-GAAP financial measure is useful as the level of such ratio impacts certain provisions in our Senior Secured Credit Agreement. 4Q08 4Q11 Corporate notes payable 1,328.7$ 857.9$ Total shareholders' equity 1,619.2 5,032.6 Total capital 2,947.9 5,890.5 Corporate debt to capital 45.1% 14.6% Corporate notes payable 1,328.7$ 857.9$ Add unamortized discount on debt 1.1 15.3 Par value of notes payable 1,329.8 873.2 Interest payable and other items 36.9 Debt as adjusted 1,329.8 910.1 Total shareholders' equity 1,619.2 5,032.6 Less accumulated other comprehensive income 1,770.7 (625.5) Total capital 4,719.7$ 5,317.2$ Debt t total capital ratio, as defined in our Senior Secured Credit Agreement (a non-GAAP financial 28.2% 17.1% measure)